UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2017

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA  94043
(Address of principal executive offices, including zip code)

(650) 251-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 22, 2017, at a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Omnicell, Inc. (the “Company”), the Committee approved 2017 annualized base salaries for the Company’s executive officers as set forth in the table below.  The foregoing increases reflect the only base salary increases received by the Company’s executive officers for 2017, and are effective as of June 26, 2017. In addition, the Committee approved an increase in Mr. Kuipers’ annual bonus target from 70% of his base salary to 90% of his base salary, effective as of June 26, 2017.

The Committee has historically made decisions regarding executive compensation, including changes to the executive officers’ base salaries, during February, however, as previously disclosed by the Company on a Current Report on Form 8-K, at its meeting held on February 8, 2017, the Committee determined not to change the executive officers’ annualized base salaries from the salaries then in effect at that time.

Name	Title	2017 Annualized Base Salary	2017 Bonus Target (Percentage of Base Salary)
Randall A. Lipps	Chairman, President and Chief Executive Officer	$680,000	125%
Peter J. Kuipers	Executive Vice President and Chief Financial Officer	$390,000	90%
J. Christopher Drew	President, North American Automation	$390,000	90%
Robin G. Seim	President, Global Automation and Medication Adherence	$390,000	90%
Nhat Ngo	Executive Vice President, Strategy and Business Development	$325,000	90%
Dan S. Johnston	Executive Vice President and Chief Legal and Administrative Officer	$310,000	90%
Jorge Taborga	Executive Vice President, Engineering	$300,000	90%

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1	2017 Executive Officer Annual Base Salaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: July 25, 2017	By:	/s/ Dan S. Johnston
Dan S. Johnston
Executive Vice President and Chief Legal and Administrative Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	2017 Executive Officer Annual Base Salaries

Exhibit 10.1

2017 Executive Officer Annualized Base Salaries

Effective June 26, 2017, the annualized base salaries for Omnicell’s executive officers are as follows:

Name	Title	2017 Annualized Base Salary
Randall A. Lipps	Chairman, President and Chief Executive Officer	$680,000
Peter J. Kuipers	Executive Vice President and Chief Financial Officer	$390,000
J. Christopher Drew	President, North American Automation	$390,000
Robin G. Seim	President, Global Automation and Medication Adherence	$390,000
Nhat Ngo	Executive Vice President, Strategy and Business Development	$325,000
Dan S. Johnston	Executive Vice President and Chief Legal and Administrative Officer	$310,000
Jorge Taborga	Executive Vice President, Engineering	$300,000